UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2016

 Safco Investment Holding Corp.

 (Exact name of registrant as specified in its charter)

Delaware	000-50413	98-0407797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

923 E. Valley Blvd, Suite 103B

San Gabriel, CA 91776

(Address of principal executive offices)(Zip Code)

(626) 307-2273

Registrant's telephone number, including area code

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4).

Item 4.01	Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

	(i)	On March 28, 2016, Safco Investment Holding Corp. (the “Company”) dismissed its independent registered public accounting firm, Li and Company, PC (“LICO”).

	(ii)	The reports of LICO on the financial statements of the Company as of December 31, 2014 and 2013, and the related statements of operations, comprehensive loss, changes in stockholders’ deficiency, and cash flows for the two years then ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

	(iii)	The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

	(iv)	During the Company’s two most recent fiscal years ended December 31, 2014 and 2013 and any subsequent interim periods through March 28, 2016, the date of dismissal, (a) there were no disagreements with LICO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LICO, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

	(v)	On March 28, 2016 the Company provided LICO with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On March 28, 2016, the Board of Directors of the Company engaged Weinberg & Company (“Weinberg”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended December 31, 2014 and 2013 and any subsequent interim periods through the date hereof prior to the engagement of Weinberg, neither the Company, nor someone on its behalf, has consulted Weinberg regarding:

	(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from Li and Company, PC, dated April 1, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safco Investment Holding Corp.

Date: April 1, 2016	By:	/s/ Henry Lee
Name: Henry Lee
Title: Chief Executive Officer

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